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Exhibit 4.2

[FORM OF FACE OF CERTIFICATE]

SWEETWATER FINANCIAL GROUP, INC.

INCORPORATED UNDER THE LAWS OF GEORGIA
THE CORPORATION IS AUTHORIZED TO ISSUE 10,000,000 SHARES OF COMMON STOCK -- PAR VALUE $.01 EACH

This certifies that ________________________ is the registered holder of ________________ Shares of Common Stock which are fully paid and non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____ day of ______________ A.D. 20__.




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SECRETARY                                        PRESIDENT

[FORM OF BACK OF CERTIFICATE]

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common               UNIF GIFT MIN ACT --     Custodian
TEN ENT -- as tenants by the entireties                            ---
JT TEN  -- as joint tenants with right of                         (Cust) (Minor)
           survivorship and not as tenants                  Act
           in common                                            -------
                                                                        (State)

Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said shares on the books of the within-named Corporation will full power of substitution in the premises.



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Dated, ______________________________

In presence of

_____________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.